UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2019

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38322	81-0438093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street, Suite 806 New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-878-8136

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FTNW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Foreclosure by Senior Secured Lenders

As previously disclosed in the Current Report on Form 8-K of FTE Networks, Inc. (the “Company”) that was filed with the Securities and Exchange Commission on September 6, 2019, the failure of the Company to satisfy, vacate or stay certain judgments entered against the Company in favor of six holders of convertible notes of the Company constituted an event of default under that certain Amended and Restated Credit Agreement dated as of July 2, 2019 (the “Credit Agreement”) among the Company and its subsidiaries, Jus-Com, Inc. (“Jus-Com”) and Benchmark Builders, LLC (“Benchmark”), as borrowers, Lateral Juscom Feeder LLC, as Administrative Agent (“Lateral”), and the several lenders party thereto (together with Lateral, the “Lenders”). In connection with such event of default, on October 10, 2019, the Company, together with Jus-Com, Benchmark, Focus Venture Partners, Inc., FTE Holdings, LLC, Optos Capital Partners, LLC, Focus Fiber Solutions, LLC, Crosslayer, Inc., UBIQ Communications, LLC and Focus Wireless, LLC (together with the Company, the “Credit Parties”), consented to a Proposal for Surrender of Collateral and Strict Foreclosure (the “Foreclosure Proposal”), from Lateral, Lateral Builders LLC (“Lateral Holdings”) and Benchmark Holdings, LLC (“Benchmark Holdings” and together with Lateral Holdings, the “Foreclosing Lenders”), and the other Lenders, pursuant to which, effective on October 10, 2019, the Lenders took possession and ownership of the Subject Collateral (defined below) by means of a strict foreclosure by the Foreclosing Lenders.

The total debt relief provided pursuant to the Foreclosure Proposal and the related agreements and arrangements equals an aggregate of $80,667,314, or as much as $108,667,314 if the proposed business combination described below is not consummated prior to December 31, 2019.

Pursuant to the Foreclosure Proposal, the Company transferred (i) to Benchmark Holdings all of its (a) equity interests in Benchmark, which was the Company’s principal operating subsidiary, and (b) cash on hand at FTE in excess of levels specified in the Foreclosure Proposal and (ii) to Lateral Holdings all of the Credit Parties’ interests in certain commercial tort litigation claims, fraud claims, and insurance claims as specified in the Foreclosure Proposal (collectively, the “Subject Collateral”), in each case free and clear of all liens, claims, interests and encumbrances to the full extent provided under applicable law, pursuant to Article 9-620 of the UCC, as adopted in the State of New York (the “New York UCC”). The Agent, at the direction of the Foreclosing Lenders, accepted the foregoing transfers of all of each Credit Party’s right, title and interest in and to the Subject Collateral pursuant to Article 9-620 of the New York UCC and other applicable laws in full satisfaction of the Company’s obligations under the Credit Agreement. As a result, the Company was relieved of an aggregate of $56.8 million of indebtedness owed to the Lenders under the Credit Agreement, and this indebtedness was fully discharged and released.

On the effective date of the foreclosure, pursuant to the Foreclosure Proposal, Benchmark transferred $3.0 million of cash to the Company. In addition, Benchmark has agreed to make a monthly cash payment to the Company, in the amount of $300,000 per month (the “Working Capital Cash Payments”), for purposes of funding certain remaining obligations of the Company related to accounts payable, indebtedness for borrowed money, convertible note obligations and other matters specified in the Foreclosure Proposal (the “Remainder Obligations”), which Working Capital Cash Payments will continue until the earlier of (i) October 10, 2021, (ii) the repayment in full of the Remainder Obligations, and (iii) the occurrence of a Working Capital Termination Event (as defined in the Foreclosure Proposal). The cash infusion and Working Capital Cash Payments provide the opportunity for the Company to receive total cash payments of up to $10.2 million over the next 24 months.

Pursuant to the Foreclosure Proposal, Benchmark Holdings, as the holder of the following obligations of the Company, absolutely and unconditionally released and forever discharged the Company and the other Credit Parties from certain indebtedness  previously held by Niagara Nominee L.P. (in the amount of $4,858,154), the Term Loans (in the amount of $42,257,171) and the Super Senior Term Loans (in the amount of $13,539,349) (as each such term is defined in the Credit Agreement) (collectively, the “Released Debt Obligations”).

Additionally, pursuant to an Agreement Regarding Debt and Series H Preferred Stock (the “Debt and Series H Agreement”), entered into between the Company and Fred Sacramone and Brian McMahon, Messrs. Sacramone and McMahon released the Company and its affiliates from (i) all obligations represented by the Amended Sacramone Note (as defined in the Credit Agreement), which had an outstanding amount equal to $1,030,000 and (ii) indebtedness represented by the Amended Series B Benchmark Notes in the amount of $18,982,640. As a result, the total amount remaining outstanding under the Amended Series A Benchmark Notes and Amended Series B Benchmark Notes is $28.0 million.

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Moreover, effective on December 31, 2019, unless (i) on or before November 10, 2019, the Company has entered into a business combination transaction that enables the Company’s common stock to remain listed on the NYSE American stock exchange or the Company’s common stock is then listed on any other U.S. national securities exchange (a “Qualified Business Combination”) and (ii) such Qualified Business Combination is consummated on or before December 31, 2019, the remaining $28.0 million outstanding on the Amended Series A Benchmark Notes and Amended Series B Benchmark Notes shall be absolutely and unconditionally released and forever discharged.

Unless (i) the Company enters into a Qualified Business Combination by November 10, 2019 and (ii) such business combination transaction is consummated on or before December 31, 2019, the Company will repurchase all outstanding shares of the Company’s Series H Preferred Stock from Messrs. Sacramone and McMahon for a nominal amount.

The Company is in discussions with a third party concerning a potential material strategic transaction, but no commitment or agreement has been entered into and there can be no assurance that any business combination or other strategic transaction will result from these discussions. See Item 8.01 below for further description of the potential transaction.

The foregoing summary of the Foreclosure Proposal, the Debt and Series H Agreement and the other agreements and instruments the Company has entered and will enter into in connection with the foreclosure does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such documents. A copy of the Foreclosure Proposal is filed as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference. A copy of the Debt and Series H Agreement is filed as Exhibit 10.2 hereto and the terms of which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures contained in Item 1.01 are hereby incorporated into this Item 2.01 by reference.

Item 3.03 Material Modification of Rights of Security Holders.

The disclosures contained in Item 1.01 are hereby incorporated into this Item 3.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On October 9, 2019, James Shiah, Jeanne Kingsley and Stephen Berini resigned from the board of directors of the Company, effective immediately. There are no disagreements between each of Mr. Shiah, Ms. Kingsley and Mr. Berini and the Company relating to matters concerning the Company’s operations, policies or practices.

At the time of their resignation, (i) Mr. Shiah was a member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board, (ii) Ms. Kingsley was a member of the Audit Committee, and (iii) Mr. Berini was a member of the Audit Committee and Compensation Committee.

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Item 8.01 Other Events

Transition Services Agreement

On October 10, 2019, the Company entered into a Transition Services Agreement (the “TSA”) with Benchmark, pursuant to which Benchmark will provide certain administrative and other services to the Company for up to six months following the foreclosure described under Item 1.01 above. A copy of the TSA is filed as Exhibit 10.3 hereto and the terms of which are incorporated herein by reference.

Standstill Agreements

On October 10, 2019, the Company entered into a Standstill Agreement with each of Fred Sacramone and Brian McMahon (the “Standstill Agreements”), pursuant to which Messrs. Sacramone and McMahon have agreed, in connection with the foreclosure described in Item 1.01 above, to abstain from taking certain actions with respect to their shares of Series H Preferred Stock of the Company, including, without limitation, (i) acquiring further voting securities of the Company or any assets, subsidiary or division of the Company, (ii) making or participating in any solicitation of proxies to vote securities of the Company and (iii) making any public announcement with respect to, or submitting a proposal for, or offer of any extraordinary transaction involving the Company or any of its securities or assets. They also agreed that they will not, without the prior written consent of the Company’s Board of Directors, sell or offer to sell any shares of Series H Preferred Stock of the Company or any related securities. Copies of the Standstill Agreements entered into with Messrs. Sacramone and McMahon are filed as Exhibits 10.4 and 10.5, respectively, hereto and the terms of which are incorporated herein by reference.

Term Sheet for Business Combination

On October 6, 2019, the Company received a term sheet (the “Term Sheet”) concerning a proposed business combination transaction contemplating the contribution of a total of $4.0 billion of 100% unlevered real estate related assets in exchange for a combination of common stock, preferred stock and warrants of the Company. As part of the proposed transaction, the Company would also acquire a public non-traded REIT with a portfolio of commercial development assets. In addition to the contribution of assets, the proposing company intends to bring an experienced management team to the Company.

Based on the contributed assets and revised cap table, the transaction could be significantly accretive to the current shareholder base with the acquisition and on a going-forward basis. The contemplated transaction structure targets a 5% annual dividend and a 5% annual NAV growth on a going-forward basis for a period of 10 years.

The proposed transaction has been presented to the Board of the Company. The parties to the transaction have engaged various consultants and professionals who are actively conducting due diligence on the transaction. As described herein, the Company is negotiating with the proposing company concerning the terms and conditions of definitive agreements to carry out the proposed business combination. However, no definitive agreement has been reached concerning the proposed business combination transaction and there can be no assurance that any business combination will result from these negotiations.

A copy of the Term Sheet is filed as Exhibit 99.1 hereto and the terms of which are incorporated herein by reference.

Forward-Looking Statements

This communication includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to recognize the anticipated benefits of the proposed transactions; the Company’s ability to meet the listing standards of the NYSE American following the consummation of the proposed transactions; unexpected costs, liabilities or delays related to the proposed transactions; the effect of the announcement of the proposed transactions on the ability of the Company retain and hire key personnel and maintain relationships with customers, suppliers and others with whom it does business; potential litigation involving the Company; the Company’s inability to enter into definitive documents with Oak Harbor or to achieve the expected benefits of that transaction; and general economic and market conditions impacting demand for the Company’s services. Additional risks and factors that may affect results are set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K filed with the SEC on April 18, 2018 and its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of the Company’s Annual Report on Form 10-K under the headings “Risk Factors.” The risks and uncertainties described above and in the Company’s SEC filings are not exclusive and further information concerning each company and its business, including factors that potentially could materially affect its business, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Proposal for Surrender of Collateral and Strict Foreclosure, dated as of October 10, 2019, from Lateral Juscom Feeder LLC, as Administrative Agent, Lateral Builders LLC, Benchmark Holdings, LLC and the other Lenders named therein, accepted and consented to by FTE Networks, Inc. and the other Credit Parties named therein

10.2	Agreement Regarding Debt and Series H Preferred Stock, dated as of October 10, 2019, by and between FTE Networks, Inc. and Fred Sacramone and Brian McMahon

10.3	Transition Services Agreement, dated as of October 10, 2019, by and between FTE Networks, Inc. and Benchmark Builders, LLC

10.4	Standstill Agreement, dated October 10, 2019, by and between FTE Networks, Inc. and Fred Sacramone

10.5	Standstill Agreement, dated October 10, 2019, by and between FTE Networks, Inc. and Brian McMahon

99.1	Summary of Indicative Terms and Provisions dated October 8, 2019, from the Acquiror and Contribution Vehicle

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FTE NETWORKS, INC.
(Registrant)

Date: October 11, 2019	/s/ Fred Sacramone
	Name:	Fred Sacramone
	Title:	Interim Chief Executive Officer

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